UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 2, 2014

Evans Bancorp, Inc.
________________________________________
(Exact name of registrant as specified in its charter)

New York	0-18539	161332767
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Grimsby Drive, Hamburg, New York		14075
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-926-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

On September 2, 2014, Evans Bancorp, Inc. (the “Company”) issued a press release containing its statement regarding the complaint filed on September 2, 2014 by the New York State Office of the Attorney General.  The complaint is in connection with a nonpublic investigation of certain residential mortgage lending practices as previously reported in the Company’s filings.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Evans Bancorp, Inc. on September 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

September 3, 2014	By:	/s/ David J. Nasca

Name: David J. Nasca
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1 -Press Release issued by Evans Bancorp, Inc. on September 2, 2014